UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership
Confirmation of the Plan
As previously disclosed, Vanguard Natural Resources, LLC (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being administered under the caption In re Vanguard Natural Resources, LLC et al.
On July 18, 2017, the Bankruptcy Court entered the Order Confirming Debtors’ Modified Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Confirmation Order”), which approved and confirmed the Debtors’ Modified Second Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Plan”).
The Debtors expect that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (defined in the Plan as the “Effective Date”). The Debtors are targeting August 1, 2017 as the Effective Date; however, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan. Following the Effective Date, the Company expects to be reorganized as a Delaware corporation named Vanguard Natural Resources, Inc.
The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein.
Summary of the Material Features of the Plan
The Plan provides for the reorganization of the Debtors as a going concern and will significantly reduce long-term debt and annual interest payments of the reorganized Debtors. Among other things, the Plan provides for:

•	a backstopped rights offering, with subscriptions for an aggregate of $255.75 million of new common stock of the Company (“New Common Stock”)

•	a fully committed $19.25 million equity investment from the Company’s second lien investors for shares of New Common Stock;

•
a full recovery for each lender under the Company’s existing revolving credit facility, consisting of (i) cash interest, (ii) cash in the amount of its pro rata share of the proceeds from the sale of the Glasscock County assets, (iii) as applicable, its pro rata share of a repayment of a portion of the borrowings outstanding under the Company’s revolving credit facility, and (iv) as applicable, its pro rata share of new revolving loans and/or term loans;

•	the issuance of approximately $78 million of new second lien notes to the holders of the Company’s existing second lien notes, plus accrued and unpaid postpetition interest through the Effective Date;

•	cash payments to general unsecured creditors for their pro rata shares of a reserved cash pool;

•	the issuance of shares of New Common Stock to holders of the Company’s senior notes;

•
the issuance to the Company’s preferred unitholders of such holders’ pro rata share of (i) New Common Stock and (ii) warrants to purchase additional shares of New Common Stock at a strike price of $44.25; and

•	the issuance to the Company’s common unitholders of such holders’ pro rata share of warrants to purchase shares of New Common Stock at a strike price of $61.45.

The warrant strike prices were calculated based on the Company's plan equity value of $20.00 per share of New Common Stock, which the Bankruptcy Court confirmed as part of the Plan.

Unless otherwise specified, the treatment set forth in the Plan and Confirmation Order will be in full satisfaction of all claims against and equity interests in the Debtors, which will be discharged on the Effective Date. Other than assumed obligations, all the Debtors’ prepetition claims and equity interests will be discharged by the Plan.
Additional information regarding the classification and treatment of claims and equity interests can be found in Article III of the Plan.
On July 19, 2017, the Company issued a press release announcing the entry of the Confirmation Order. A copy of the press release is attached hereto as Exhibit 99.2.
Capital Structure
Pursuant to the Plan, each of the Company’s equity securities outstanding immediately before the Effective Date (including any options and warrants to purchase such securities) will be canceled and of no further force or effect after the Effective Date. As of May 5, 2017, the Company’s outstanding equity securities included 130,929,399 common units; 2,581,873 7.875% Series A Cumulative Redeemable Perpetual Preferred Units; 7,000,000 7.625% Series B Cumulative Redeemable Perpetual Preferred Units; and 4,300,000 7.75% Series C Cumulative Redeemable Perpetual Preferred Units. Under the Plan, the Debtors’ new organizational documents will become effective on the Effective Date. The reorganized parent’s new organizational documents will authorize the company to issue new equity, certain of which will be issued to holders of allowed claims pursuant to the Plan on the Effective Date. In addition, on the Effective Date, the Company will enter into a registration rights agreement with certain equityholders.
Certain Information Regarding Assets and Liabilities of the Company
Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.
Item 2.02    Results of Operations and Financial Condition
The information regarding the Q2 2017 Update (as defined below) furnished in Item 7.01 and Exhibit 99.3 in this Current Report on Form 8-K is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure
Cancellation of Indebtedness Income
As previously disclosed, pursuant to the Plan, the Company will sell all of its assets to a corporation (the “Acquiring Corporation”) owned by those parties participating in the rights offering and the second lien lenders in exchange for the assumption of the Company’s first lien debt, the assumption of the Company’s second lien debt, a cash payment from the Acquiring Corporation, New Common Stock of the Acquiring Corporation and warrants to acquire New Common Stock of the Acquiring Corporation.
As previously disclosed, upon consummation of the transaction outlined briefly above and outlined in detail in the Plan, the Company expects that the Company will recognize both cancellation of indebtedness income and a net loss on the sale of all of its assets. Based on the Company’s total enterprise value of $1.425 billion as stated in the Plan, the Company expects that there will be cancellation of indebtedness income allocated to the holders of the common units of the Company who are holders of record on the consummation date of the Plan in the amount of approximately $3.32 per common unit. In addition, the Company expects a net taxable loss will be allocated to the holders of the common units who are holders of record on the consummation date of the Plan. Exhibit 99.4 to this Current Report on Form 8-K updates previously furnished estimated taxable income and loss projections and is furnished to provide, in summary form and for illustrative purposes only, additional information regarding a range of estimated taxable income or loss, as applicable, that may be recognized by holders of the Company’s common units in 2017 who are holders of record on the consummation date of the Plan, including in connection with cancellation of indebtedness income and taxable loss arising from transactions contemplated in the Plan. A holder’s actual net gain or loss will depend upon the length of time the holder has held the common units, the cumulative amount of depletion and depreciation allocated to the holder to date, and the amount paid by the holder to acquire such common units. Exhibit 99.4 to this Current Report on Form 8-K is not intended to be an illustrative example for any common unitholders who have sold or will sell their common units prior to the consummation date of the Plan.
As previously disclosed, the cancellation of indebtedness income and the net taxable loss described above will be recognized by the Company upon the consummation of the Plan which the Company expects will occur in 2017. The Company’s cancellation of indebtedness income and net taxable loss arising from the consummation of the Plan will be allocated to holders of the common units as of the effective date of the Plan. For those common unitholders who are holders of record on the effective date of the Plan, the Company expects a net taxable loss will be allocated to most holders of common units and will be available to offset the cancellation of indebtedness income allocated to such holder and that, depending on the amount of the net taxable loss allocated to a holder, such net taxable loss may fully offset the cancellation of indebtedness income allocated to such holder. Losses carried forward by a holder from prior years may be used to offset income allocated to such holder. Losses allocated to a holder may not be claimed to the extent those losses exceed the holder’s tax basis in its common units and preferred units of the Company.
Update to Consolidated Financial Information for Three Months and Six Months Ended June 30, 2017
The Debtors have prepared a summary of certain preliminary unaudited consolidated financial information for the three months and six months ended June 30, 2017 (the “Q2 2017 Update”). The Q2 2017 Update presents preliminary information that is subject to change, and it should be considered in the context of the Debtors’ Securities and Exchange Act Commission (“SEC”) filings and other public announcements that the Debtors may make, by press release or otherwise, from time to time. The Q2 2017 Update is being furnished in this Current Report on Form 8-K as Exhibit 99.3.
The Debtors caution that trading in the Debtors’ securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Debtors’ securities may bear little or no relationship to the actual recovery, if any, by holders of the Debtors’ securities in the Chapter 11 Cases. The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibits 99.2, 99.3 and 99.4, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Debtors’ filings under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
Statements in this Current Report on Form 8-K that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Debtors’ current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Debtors to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Debtors’ views as of the date as of which they were made. The Debtors anticipate that subsequent events and developments may cause their views to change. However, although the Debtors may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Debtors’ views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the Securities and Exchange Commission on March 15, 2017, under the headings “Risk Factors” and “Forward-Looking Statements.” Additional risks include, but are not limited to, those associated with the Debtors’ filing for relief under Chapter 11 of the Bankruptcy Code.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

2.1	Modified Second Amended Joint Plan of Reorganization under Chapter 11 of Bankruptcy Code of Vanguard Natural Resources, LLC

99.1	Order Confirming Debtors’ Modified Second Amended Joint Plan of Reorganization under Chapter 11 of Bankruptcy Code of Vanguard Natural Resources, LLC

99.2	Press Release dated July 19, 2017

99.3	Debtors’ Preliminary Unaudited Consolidated Financial Information for the Three Months and Six Months Ended June 30, 2017

99.4	Revised Illustrative Table of 2017 Estimated Taxable Income/(Loss) per Common Unit by Partner Group

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
Dated: July 19, 2017		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

2.1	Modified Second Amended Joint Plan of Reorganization under Chapter 11 of Bankruptcy Code of Vanguard Natural Resources, LLC

99.1	Order Confirming Debtors’ Modified Second Amended Joint Plan of Reorganization under Chapter 11 of Bankruptcy Code of Vanguard Natural Resources, LLC

99.2	Press Release dated July 19, 2017

99.3	Debtors’ Preliminary Unaudited Consolidated Financial Information for the Three Months and Six Months Ended June 30, 2017

99.4	Revised Illustrative Table of 2017 Estimated Taxable Income/(Loss) per Common Unit by Partner Group